As filed with the Securities and Exchange Commission on August 17, 2004

                                                         Registration No. 333-


                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               BALCHEM CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Maryland                                 13-257-8432
 ------------------------------             -------------------------------
(State or other jurisdiction of              (I.R.S. Employer
 incorporation or organization)             Identification Number)

                       P.O. Box 600, New Hampton, NY 10958
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Balchem Corporation Amended and Restated 401(K)/Profit Sharing Plan
       -------------------------------------------------------------------

                           (Full title of the plan)

                                  Dino A. Rossi
                      President and Chief Executive Officer
                               Balchem Corporation
                       P.O. Box 600, New Hampton, NY 10958
                                 (845) 326-5600
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:
                              Nathan E. Assor, Esq.
                    Golenbock Eiseman Assor Bell & Peskoe LLP
                               437 Madison Avenue
                          New York, New York 10022-7302
                                 (212) 907-7300

                       CALCULATION OF REGISTRATION FEE

                                                                     Proposed
                                              Proposed                maximum
Title of securities    Amount to be         maximum offering       aggregate offering      Amount of
 to be registered      registered (1)(3)   price per share (2)       price (2)          registration fee
 ----------------      -----------------   -------------------     ------------------   ----------------

 Common Stock,
 par value $.06-2/3     150,000             $27.24                 $4,086,000             $518
 per share


(1) Represents additional shares reserved for issuance under the Balchem Corporation Amended and Restated 401(K)/Profit Sharing Plan (the "Plan"), pursuant to the terms of the Plan.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and (h) promulgated under the Securities Act of 1933, based upon the average of the high and low prices of the Registrant's common stock on August 11, 2004 as reported on the American Stock Exchange.

(3) Pursuant to Rule 416 under the Securities Act, this Registration Statement shall also cover any additional shares of common stock of the Registrant which become issuable under the Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction. In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate number of interests to be offered or sold pursuant to the Plan.

                      REGISTRATION OF ADDITIONAL SHARES
                      PURSUANT TO GENERAL INSTRUCTION E

     This Registration Statement on Form S-8 registers an aggregate of 150,000 additional shares of common stock reserved for issuance pursuant to the Balchem Corporation Amended and Restated 401(k)/Profit Sharing Plan. This Registration Statement on Form S-8 hereby incorporates by reference the contents of the Registrant's Registration Statement on Form S-8 (Registration No. 333-44489) filed with the Securities and Exchange Commission on January 20, 1998 and amended pursuant to a post-effective amendment filed with the Securities and Exchange Commission on May 11, 1999.


                                   PART II
              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8. EXHIBITS.

Exhibit
Number
4.1      Balchem Corporation Amended and Restated 401(k)/Profit Sharing Plan
5.1      Opinion of Golenbock Eiseman Assor Bell & Peskoe LLP.
23.1     Consent of KPMG LLP.
23.2     Consent of KPMG LLP.
23.3 Consent of Golenbock Eiseman Assor Bell & Peskoe LLP is contained in Exhibit 5.1 to this Registration Statement.
24.1     Power of Attorney is contained on the signature pages.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Hampton and State of New York on this 16th day of August, 2004.

                                    BALCHEM CORPORATION

                                    By:/s/ Dino A. Rossi
                                    ---------------------------
                                    Dino A. Rossi, President,
                                    Chief Executive Officer


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of DINO A. ROSSI and FRANCIS J. FITZPATRICK, severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place or stead, in any and all capacities, to sign the within Registration Statement and any and all amendments thereto, and to file the same, and all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                                    By:/s/ Dino A. Rossi
                                    ----------------------------
                                    Dino A. Rossi, President,
                                    Chief Executive Officer and Director
                                    (Principal Executive Officer)
                                    Date: August 16, 2004


                                    By:/s/ Francis J. Fitzpatrick
                                    ----------------------------
                                    Francis J. Fitzpatrick,
                                    Chief Financial Officer
                                    (Principal Financial and Principal
                                    Accounting Officer)
                                    Date: August 16, 2004

                                    By:/s/ Hoyt Ammidon, Jr.
                                    ----------------------------
                                    Hoyt Ammidon, Jr., Director
                                    Date: August 16, 2004



                                    By:/s/ Francis X. McDermott
                                    ----------------------------
                                    Francis X. McDermott, Director
                                    Date: August 16, 2004



                                    By:/s/ Edward McMillan
                                    ----------------------------
                                    Edward McMillan, Director
                                    Date: August 16, 2004



                                    By:/s/ Kenneth P. Mitchell
                                    ----------------------------
                                    Kenneth P. Mitchell, Director
                                    Date: August 16, 2004



                                    By:/s/ Dr. Elaine Wedral
                                    ----------------------------
                                    Dr. Elaine Wedral, Director
                                    Date: August 16, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 16, 2004                  BALCHEM CORPORATION
                                       401(k)/Profit Sharing Plan

                                       By:  Balchem Corporation,
                                            Plan Administrator

                                       By:/s/ Dino A. Rossi
                                       -------------------------
                                       Dino A. Rossi, President,
                                       Chief Executive Officer

                                  Exhibit Index


Exhibit
Number
4.1      Balchem Corporation Amended and Restated 401(k)/Profit Sharing Plan
5.1      Opinion of Golenbock Eiseman Assor Bell & Peskoe LLP.
23.1     Consent of KPMG LLP.
23.2     Consent of KPMG LLP.
23.3 Consent of Golenbock Eiseman Assor Bell & Peskoe LLP is contained in Exhibit 5.1 to this Registration Statement.
24.1     Power of Attorney is contained on the signature pages.